                                 AMENDMENT NO. 1

                  AMENDMENT NO. 1, dated as of February 15, 2006 (this
"Amendment"), by and among Revlon Consumer Products Corporation (the "Company"),
Citicorp USA, Inc., as administrative agent for the Term Loan Lenders (in such capacity, the "Term Loan Administrative Agent"), and Citicorp USA, Inc., as
administrative agent for the Multi-Currency Lenders (in such capacity, the
"Multi-Currency Administrative Agent" and, together with the Term Loan
Administrative Agent, the "Administrative Agents").

                              W I T N E S S E T H:

                  WHEREAS, the Company and the Administrative Agents are parties to that certain Credit Agreement, dated as of July 9, 2004 (the "Credit
Agreement"), among the Company and the Local Borrowing Subsidiaries, as borrowers, the Lenders and Issuing Lenders party thereto, the Term Loan
Administrative Agent, the Multi-Currency Administrative Agent and Citicorp USA,
Inc., as collateral agent for the Secured Parties; and

                  WHEREAS, the Company has requested that the Administrative
Agents, on behalf of the Lenders, enter into this Amendment to amend the Credit
Agreement as set forth herein;

                  NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  1.    Defined Terms. Capitalized terms used herein and not
otherwise defined herein shall have the meanings ascribed to such terms in the
Credit Agreement.

                  2.    Amendment. Effective as of the Effective Date (as
defined below) and subject to the terms and conditions set forth herein, the definition of "EBITDA" in Section 1.1 (Defined Terms) of the Credit Agreement is
hereby amended by (a) replacing the word "and" at the end of clause (b)(xiv)
thereof with ",", (b) adding the word "and" at the end of clause (b)(xv) thereof and (c) adding the following as a new clause (b)(xvi) thereof:

                        "(xvi) non-recurring restructuring charges recorded
         in the fiscal quarters ending September 30, 2005, December 31, 2005 and
         March 31, 2006 (specifically identified and itemized by the Company at the time taken, whether or not characterized as a restructuring charge in accordance with GAAP) in an aggregate amount not to exceed the lesser of (A) $50,000,000 and (B) the cumulative one-time charges associated with the restructuring announced by the Company on February
         1, 2006 and the non-recurring costs in the fiscal quarters ending
         September 30, 2005 and December 31, 2005 associated with the launch of the Company's Vital Radiance brand and the re-launch of the Almay brand".

                  3.    Conditions to Effectiveness of this Amendment. This
Amendment shall become effective as of the date the following conditions precedent have been satisfied (the "Effective Date"):

                  (a)    The Administrative Agent shall have received (i) this
Amendment, duly executed and delivered by the Company, (ii) the Consent and
Affirmation, in the form attached hereto as Annex A, duly executed and delivered by each of the Guarantors, and (iii) Lender Consents, in the form attached hereto as Annex B (the "Lender Consent"), duly executed and delivered by Lenders constituting the Required Lenders.

                  (b)    (i) The Term Loan Administrative Agent shall have
received from the Company, for the ratable benefit of the Term Loan Lenders that have delivered a Lender Consent on or prior to the Effective Date, an amendment fee equal to 0.25% of each such Term Loan Lender's Term Loan Percentage of the aggregate principal amount of Term Loans outstanding on the Effective Date and
(ii) the Multi-Currency Administrative Agent shall have received from the
Company, for the ratable benefit of the Multi-Currency Lenders that have delivered a Lender Consent on or prior to the Effective Date, an amendment fee equal to 0.125% of each such Multi-Currency Lender's Multi-Currency Percentage of the Aggregate Multi-Currency Commitment as of the Effective Date.

                  (c)    Prior to and after giving effect to this Amendment,
each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of the date hereof, as if made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date.

                  (d)    No Default or Event of Default shall have occurred and
be continuing on the date hereof prior to or after giving effect to this
Amendment.

                  4.    Representations and Warranties. The Company hereby
represents and warrants to the Administrative Agents and the Lenders, on and as
of the date hereof, both prior to and after giving effect to this Amendment, that:

                  (a)   (i) The Company has taken all necessary action to
authorize the execution, delivery and performance of this Amendment, (ii) this
Amendment has been duly executed and delivered by the Company and (iii) this
Amendment is the legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles.

                  (b)   Each of the representations and warranties made by any
Loan Party in or pursuant to the Loan Documents is true and correct in all material respects on and as of the date hereof, as if made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date.

                  (c)   No Default or Event of Default has occurred and is
continuing.

                  5.    Continuing Effect. Except as expressly set forth in this
Amendment, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect and the Company shall continue to be bound by all of such terms and provisions. This

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Amendment is limited to the specific provisions of the Credit Agreement specified herein and shall not constitute an amendment of, or an indication of the Administrative Agents' or the Lenders' willingness to amend or waive, any other provisions of the Credit Agreement or the same provisions for any other date or purpose.

                  6.    Expenses. The Company agrees to pay and reimburse each
Administrative Agent for all its reasonable out-of-pocket costs and expenses incurred in connection with the negotiation, preparation, execution and delivery of this Amendment, and all other documents prepared in connection herewith, and the transactions contemplated hereby, including, without limitation, reasonable fees and disbursements and other charges of counsel to the Administrative
Agents.

                  7.    Choice of Law. This Amendment and the rights and
obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

                  8.    Counterparts. This Amendment may be executed in any
number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument.
Delivery of an executed counterpart of a signature page to this Amendment by facsimile or e-mail shall be effective as delivery of a manually executed counterpart of this Amendment.

                  9.    Integration. This Amendment, together with the other
Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

                  10.   Severability. In case any provision in this Amendment
shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Amendment and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  11.   Loan Document. This Amendment is a Loan Document.

                  12.   Waiver of Jury Trial. EACH OF THE PARTIES HERETO
IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO
THIS AMENDMENT AND ANY OTHER LOAN DOCUMENT.

                            [SIGNATURE PAGES FOLLOW]

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                  IN WITNESS WHEREOF, the parties have entered into this
Amendment as of the date first above written.

                                       REVLON CONSUMER PRODUCTS CORPORATION

                                       By: /s/ Robert K. Kretzman
                                           ----------------------
                                       Name: Robert K. Kretzman
                                       Title: Executive Vice President, General
                                       Counsel & Chief Legal Officer

                       [SIGNATURE PAGE TO AMENDMENT NO. 1]

                                       CITICORP USA, INC., as Term Loan
                                       Administrative Agent, Multi-Currency
                                       Administrative Agent and Lender

                                       By: /s/ Paul Sharkey
                                           ----------------
                                       Name: Paul Sharkey
                                       Title: Vice President

                       [SIGNATURE PAGE TO AMENDMENT NO. 1]